Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1997 included in Old National Bancorp's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                             /s/ ARTHUR ANDERSEN, LLP
                                                 ARTHUR ANDERSEN LLP



Indianapolis, Indiana
June 13, 1997